UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2025

GROVE COLLABORATIVE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40263	88-2840659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Sansome Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
(800) 231-8527
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GROV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 8, 2025, Grove Collaborative Holdings, Inc., a Delaware public benefit corporation (“Holdings”), and Grove Collaborative, Inc., a Delaware public benefit corporation (“Grove”), in their capacity as borrowers (Holdings and Grove, collectively, the “Borrowers”) under that certain Loan and Security Agreement, dated as of March 10, 2023 (as amended by that certain Amendment No. 1 to Loan and Security Agreement, dated as of July 16, 2024 and that certain Amendment No. 2 to Loan and Security Agreement, dated as of November 21, 2024, the “ABL Loan Agreement”), by and among the Borrowers and Siena Lending Group LLC, a Delaware limited liability company, as lender (in such capacity, the “ABL Lender”), entered into that certain Amendment No. 3 to Loan and Security Agreement, dated as of May 8, 2025 (the “Amendment”), by and among the ABL Lender and the Borrowers, which amends the ABL Loan Agreement.

The Amendment provides for, among other things, an extension of the maturity date to April 10, 2028, the elimination of the minimum liquidity financial covenant and the replacement of the applicable margin grid with a fixed applicable margin of 4.25% for term SOFR loans and 3.25% for base rate loans.

The foregoing description of the Amendment is subject to and qualified in its entirety by reference to the full text of the Amendment, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 3 to Loan and Security Agreement, dated as of May 8, 2025, by and among Grove Collaborative Holdings, Inc., Grove Collaborative, Inc. and Siena Lending Group LLC
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROVE COLLABORATIVE HOLDINGS, INC.

Dated: May 9, 2025

	By:	/s/ Tom Siragusa
	Name:	Tom Siragusa
	Title:	Interim Chief Financial Officer